SEVERANCE AGREEMENT


         THIS AGREEMENT is made as of August 19, 1996 by and between BioTime, Inc., a California corporation (hereinafter referred to as the "Company"), and Lawrence Cohen (hereinafter referred to as "Cohen").

                              W I T N E S S E T H:


         WHEREAS, Cohen is presently a director of the Company and is employed by the Company in the capacity of Chairman of the Board; and

         WHEREAS, Cohen desires to retire from the Company and the Company and Cohen desire to implement certain arrangements in connection with Cohen's retirement from the Company.

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, the parties hereto agree as follows:


         1. Stock Options. The Company hereby grants to Cohen stock options ("Options") to purchase up to 25,000 of the Company's Common Shares, no par value ("Shares") at an exercise price of $14.88 per Share. All such Options are granted pursuant to and shall be governed by the Company's 1992 Stock Option Plan, as amended, and by that certain Stock Option Agreement between the Cohen and the Company in the form attached as EXHIBIT A. The grant of Options to Cohen under this Agreement is subject to the express condition that Cohen execute and deliver the Stock Option Agreement.

                  (a) Exercise Period and Expiration of Options. The Stock Option Agreement shall provide, among other things, that the Options granted under this Section 1 shall not become exercisable unless and until vested. Such Options shall vest and thereby become exercisable ninety (90) days after the date of this Agreement if (i) concurrently with Cohen's execution and delivery of this Agreement, his wife, Donna Cohen, shall have executed and delivered to the Company that certain Stock Lock-Up Agreement in the form attached as EXHIBIT B, and (ii) no breach or default by Cohen or Donna Cohen under this Agreement, the Stock Option Agreement or the Stock Lock-Up Agreement shall have occurred. The Stock Option Agreement shall provide, among other things, that the Options shall expire on the earliest to occur of: (A) two years after the date of grant; and (B) any breach or default by Cohen or Donna Cohen under this Agreement, the Stock Option Agreement or the Stock Lock-Up Agreement.

         2. Resignation. Cohen hereby resigns as a director, officer (Chairman of the Board) and employee of BioTime.

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         3.  Severance  Compensation.  As  severance  compensation,  the Company agrees to pay to Cohen the unpaid portion of his salary and other benefits payable to him under the terms of his Employment Agreement, dated April 25, 1994, through April 24, 1997, provided that Cohen fully and faithfully performs and complies with all of his agreements and obligations under this Agreement, and Donna Cohen fully and faithfully performs and complies with all of her agreements and obligations under the Stock Lock-Up Agreement; provided, however, that the provisions of Section 6.8 of Cohen's Employment Agreement shall not apply in the event that a "Change in Control" as defined therein occurs; and provided, further, that Cohen agrees that the unpaid portion of his salary plus other cash benefits payable for the remainder of the term of his Employment Agreement (ie. through April 24, 1997) is $42,500.

         4. Confidentiality. In the course of serving as an officer, director and employee of the Company, the Company has disclosed to Cohen, and Cohen may otherwise have obtained knowledge of or access to, trade secrets and other proprietary and confidential information concerning the Company, the Company products, financial condition, research and development plans, and other matters pertaining to the Company's business ("Confidential Information"). Cohen agrees to treat and hold all Confidential Information as secret and confidential, and to apply strict standards of care to maintain the secrecy of the Confidential Information. In this regard, Consultant agrees not to copy or reproduce any Confidential Information and not to disclose the contents of any Confidential Information to any person or entity, other than officers and directors of the Company. Cohen further agrees to return to the Company written or other copies (including electronic media containing Confidential Information) of any and all Confidential Information in Cohen's possession. The provisions of this Section 4 shall not apply to any Confidential Information that Cohen is obligated by law to disclose to any court or any federal or state government agency.

         5. Restrictions on Certain Sales. Cohen agrees that, for a period of six months from the date of this Agreement, he will not, directly or indirectly, in his own name, in the name of any other person or entity, or through any account owned or controlled by Cohen or over which Cohen holds any power to direct the sale or other disposition of securities (a) sell, offer for sale, transfer or exchange any Common Shares of the Company, or (b) grant, write, purchase or sell any call, put or other option giving Cohen or any other person or entity the right to sell, or giving any other person or entity the right to purchase, Common Shares of the Company, except for such sales or other transactions in or pertaining to Common Shares of the Company for which no report, statement, form, notice or other document (including, without limitation, any notice under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or any Form 4 under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is required to be filed with the Securities and Exchange Commission.

         6. Restrictions on Certain Actions. For a period of five (5) years commencing on the date of this Agreement, Cohen agrees not to (a) make any statement (public or private) critical of the Company, its management (or any officer or director of the Company), technology, products, business or prospects, (b) recommend that anyone sell or refrain from purchasing Common Shares

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of the Company, (c) engage (directly, or indirectly through the participation in any group, or ownership of any direct or indirect interest in account, corporation, partnership or other entity) in any short sale of Common Shares of the Company, (d) acquire, directly or indirectly, as part of a group or otherwise, beneficial ownership of 5% or more of any outstanding class of the
Company  equity  securities,   and  Cohen  will  not  join  in  any  group  that
beneficially owns 5% or more of any such class of equity securities, and (e) participate in or support any group or slate of candidates seeking to replace any incumbent director of the Company. Beneficial ownership shall be determined under Section 13(d) of the Exchange Act and the rules promulgated thereunder.

         7. Injunctive Relief. Cohen acknowledges that the Company would be irreparably harmed by the disclosure or use of any Confidential Information in violation of this Agreement. Cohen agrees that, in addition to all other remedies available to the Company at law or in equity, the Company shall be entitled to equitable relief enjoining any use, appropriation or disclosure of Confidential Information in violation of this Agreement.

         8. Certain Remedies for Breach. Cohen agrees that the Options to be granted under Subsection 1 are being granted in consideration of Cohen's agreement to comply with the provisions of this Agreement and the Stock Option Agreement, and Donna Cohen's Agreement to comply with the provisions of the Stock Lock-Up Agreement, and Cohen's right to exercise such Options is conditioned upon Cohen's full compliance with this Agreement and the Stock Option Agreement, and Donna Cohen's full compliance with the Stock Lock-Up Agreement. Because a breach of the provisions of this Agreement and the Stock Lock-Up Agreement could not adequately be compensated by money damages, and/or because determination of any monetary damages incurred by the Company would be difficult to calculate, in the event of a breach of this Agreement or the Stock Lock-Up Agreement, the Company shall be entitled (in addition to, and not in lieu of, any other right or remedy available to it under this Agreement, the Stock Option Agreement, and the Stock Lock-Up Agreement to cancel any or all of the Options granted to Cohen under this Agreement which have not theretofore been exercised in accordance with their terms and conditions. Such cancellation may be effected without any compensation to Cohen or Donna Cohen for the value of such Options or the value of the Shares or other securities underlying such Options.

         9. Reasonable Restrictions. Cohen agrees that the provisions of Sections 4, 5 and 6 are reasonable and necessary to protect the Company and its business. It is the desire and intent of the parties that the provisions of Sections 4, 5 and 6 shall be enforced to the fullest extent permitted under the public policies and laws applied in each jurisdiction in which enforcement is sought. If any restriction contained in Sections 4, 5 and 6 shall be deemed to be invalid, illegal or unenforceable by reason of the extent or duration thereof, or otherwise, then the court making such determination shall have the right to reduce such extent or other provisions hereof and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby.

         10. Release. Cohen hereby forever releases, acquits and discharges the Company and each officer, director and employee of the Company from any and all liability, whether in

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contract,  tort,  or  otherwise,  that Cohen may now have or which may hereafter accrue, arising out of or connected with the service of Cohen as a director, officer or employee of the Company, or as a shareholder of the Company, prior to the date of this Agreement. Cohen further agrees not to participate as a party adverse to the Company in any lawsuit or other proceeding and not to finance or otherwise assist any party adverse to the Company in any lawsuit or other proceeding, other than proceedings pertaining to any actual or alleged breach of this Agreement or the Stock Option Agreement. The Company hereby forever releases, acquits and discharges Cohen from any and all liability, whether in contract, tort, or otherwise, that the Company may now have or which may hereafter accrue, arising out of or connected with the service of Cohen as a director, officer or employee of the Company, or as a shareholder of the Company, prior to the date of this Agreement. The Company and Cohen agree that this release includes all claims of every kind and nature, past, present and future, known or unknown, suspected or unsuspected. With respect to the subject matter of this release, the Company and Cohen expressly waive any and all rights or claims under Section 1542 of the California Civil Code, which provides:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

This Section 10 shall not affect Cohen's rights to indemnification arising from his acting as an officer, director or employee of the Company, as provided in the articles of incorporation and bylaws of the Company or Section 317 of the California Corporations Code. The Company's articles of incorporation authorize the corporation to indemnify officers and directors to the fullest extent permitted under California law, and the Company agrees to so indemnify Cohen but only to the same extent as such indemnification is provided to other officers and directors of the Company; provided, however, that the Company does not presently maintain insurance indemnifying its officers and directors from liabilities arising from their acts and omissions, and the Company shall not be obligated to provide Cohen with any such insurance even if such insurance is obtained for other officers and directors in the future.

         11. Tax Withholding. Cohen agrees that the Company may withhold from the severance payments all federal, state, and local income, employment, FICA, SDI and other taxes. Cohen also agrees to remit to the Company on demand all federal, state, and local income tax withholdings arising from the grant of the Option, as may be required by applicable law. In this regard, Cohen acknowledges that the exercise price of the Option on the date of grant is less than the fair market value per share of the Shares issuable upon Cohen's exercise of the Option.

         12. Transfers of Restricted Shares. The Company agrees that it will not act to materially delay or prohibit any sale of restricted Company Shares owned by Cohen or Donna Cohen, and will not impose any fee as a condition of such transfer, provided that the sale (a) does not violate the terms of this Agreement or the Stock Lock-Up Agreement, (b) is made in compliance with Rule 144(k) under the Securities Act, (c) does not violate Section 10 or Section 16 of the Exchange Act or any regulation thereunder, and (d) does not violate the securities or "Blue Sky" laws of any state. For the purpose of this Section, the Company shall not be deemed to have caused a restriction or delay on any sale resulting from (i) the placement of a legend on any stock certificate restricting sales or transfers without registration or an exemption from registration under the Securities Act and applicable state securities or Blue Sky laws, (ii) the entry of any stop transfer order or legend on the books and records of the transfer agent of the Shares relating to the restrictions on transfer described in (i), and (iii) any requirement that Cohen or Donna Cohen provide the transfer agent for the Shares with an opinion of counsel to the effect that the proposed sale may be made without registration under the Securities Act or the securities or Blue Sky laws of any state.

         13. Entire Agreement. The provisions of this Agreement, the Stock Option Agreement and the Stock Lock-Up Agreement constitute the entire agreement between Cohen and the Company with respect to the subject matter of this Agreement, and supersede any prior oral understanding. No modification, supplement or discharge of this Agreement shall be effective unless in writing and executed on behalf of the party to be charged.

         14. Waiver. No waiver by either party of any condition, term or provision of this Agreement shall be deemed to be a waiver of any proceeding or succeeding breach of the same or of any other condition, term or provision of this Agreement.

         15. Successors and Assigns. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of Cohen, and shall inure to the benefit of the successors and assigns of the Company.

         16.   Counterparts.   This   Agreement   may  be  executed  in  several
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         17. Construction. This Agreement shall be construed in accordance with the laws of the State of California.

         18. Notices. Any notices or other communication required or permitted to be given under this Agreement shall be in writing and shall be deemed received when personally delivered to the party to whom it is to be given, or four (4) days after being deposited in the United States mail, first class certified postage prepaid, and addressed as follows:

         To the Company:                       BioTime, Inc.
                                               935 Pardee Street
                                               Berkeley, California 94710


               To Cohen:                       Lawrence Cohen
                                               3311 N.E. 26th Avenue
                                               Lighthouse Point, Florida 33064

Either party may change its address for notices by giving the other party notice of such new address in the manner provided in this Section.

         19. Titles and Subtitles. The titles or headings of the Sections and Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         20. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, each such unenforceable provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if each such unenforceable provision were so excluded, and the balance of this Agreement as so interpreted shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                               BIOTIME, INC.


                                    By _______________________________________
                                               Paul E. Segall, President



                                       ---------------------------------------
                                               Lawrence Cohen

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